                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                     FORM 8-K

          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                               EXCHANGE ACT OF 1934
         Date of Report (Date of earliest event reported) January 20, 2003

                          NOBEL LEARNING COMMUNITIES, INC.
               (Exact name of registrant as specified in its charter)

          Delaware                          1-1003                    22-2465204
----------------------------      ------------------------        -------------------
(State or other jurisdiction      (Commission File Number)        (IRS Employer
of incorporation)                                                 Identification No.)

615 West Chester Pike
West Chester, PA                                                 19382
----------------------------------------                      ----------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (484) 947-2000
                                                    --------------

                                       N/A

=====================================================================================
         (Former name or former address, if changed since last report)

Item 5.    Other Events.

           On January 20, 2003, Nobel Learning Communities, Inc. issued a press release announcing the receipt of two proposed term sheets regarding a capital infusion into Nobel Learning Communities, Inc. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7(c). Exhibits.

Exhibit 99.1 Press Release issued on January 20, 2003 announcing the receipt of two proposed term sheets regarding a capital infusion into Nobel Learning Communities, Inc.

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NOBEL LEARNING COMMUNITIES, INC.


Date:  January 21, 2003               By: /s/ A.J. Clegg
                                      ------------------------------------
                                      A.J. Clegg
                                      Chairman and Chief Executive Officer


                                 Exhibit Index

Exhibit No.    Description
----------     -----------

99.1 Press Release issued on January 20, 2003 announcing the receipt of two proposed term sheets regarding a capital infusion into Nobel Learning Communities, Inc.